SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.__)

Filed by the  Registrant  [X]
Filed by a Party  other than the  Registrant  [__]
Check the appropriate box:
[_] Preliminary  Proxy Statement
[_] Confidential, for  Use  of the  Commission  Only  (as  permitted  by
    Rule  14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          ACCUIMAGE DIAGNOSTICS CORP.
                (Name of Registrant as Specified In Its Charter)

    (name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying  value of  transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

5) Total fee paid:

   -----------------------------------------------------------------------------

|__| Fee paid previously with preliminary materials.
|__| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

   -----------------------------------------------------------------------------

2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

3) Filing Party:

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4) Date Filed:

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


                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 114
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 29, 2000

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), will be held on June 29, 2000, at 10:00 a.m., local time, at 400 Oyster Point Blvd., Suite 114, South San Francisco, California 94080 for the following purposes:

1. To elect directors to serve for the ensuing year and until their successors are elected and qualified.

2.   To approve the AccuImage Stock Option Plan.

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on May 10, 2000 are entitled to notice of and to vote at the meeting and at any continuation or adjournment thereof.

                                  By order of the Board of Directors,


                                  Robert Taylor
                                  CHIEF EXECUTIVE OFFICER

South San Francisco, California
June 1, 2000

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                           ACCUIMAGE DIAGNOSTICS CORP.
                      400 OYSTER POINT BOULEVARD, SUITE 114
                      SOUTH SAN FRANCISCO, CALIFORNIA 94080

                                 PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of AccuImage Diagnostics Corp., a Nevada corporation (the "Company"), for use at the Annual Meeting of shareholders to be held on June 29, 2000 at 10:00 a.m., local time, at which shareholders of record on May 10, 2000 will be entitled to vote. On May 10, 2000, the Company had outstanding 10,981,534 shares of Common Stock. The Annual Meeting will be held at 400 Oyster Point Blvd., Suite 114, South San Francisco, California 94080 .

VOTING AND REVOCABILITY OF PROXIES

     All properly executed proxies that are not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions regarding the proposals specified in the form of proxy will be voted FOR approval of all proposals in accordance with the recommendation of the Company's Board of Directors. Any person giving a proxy in the form accompanying this statement has the power to revoke such proxy at any time before its exercise. The proxy may be revoked by filing with the Chief Executive Officer of the Company at the Company's principal executive office an instrument of revocation or a duly executed proxy bearing a later date, or by filing written notice of revocation with the secretary of the meeting prior to the voting of the proxy or by voting the shares subject to the proxy by written ballot.

     Holders of Common Stock are entitled to vote for each share of Common Stock held. Broker non-votes and shares held by stockholders present in person or by proxy at the meeting but abstaining on a vote will be counted in determining whether a quorum is present at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation, including preparation, assembly, printing, and mailing of this proxy statement, the proxy, and any additional material furnished to shareholders. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by directors, officers, or employees of the Company; no additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies other than by mail.

     Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy material to certain beneficial owners of the Company's Common Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

     The Company intends to mail this proxy statement on or about June 2, 2000.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Proposals of shareholders that are intended to be presented at the Company's 2001 Annual Meeting of shareholders must be received by the Company no later than February 20, 2001 in order to be included in the proxy statement and proxy relating to that meeting.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until his death, resignation, or removal.

     There are five nominees for the five Board positions currently established pursuant to the Company's Bylaws. All nominees are currently directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. If any director is unable to stand for re-election, the Board may reduce the Board's size or designate a substitute. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below. The five candidates receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

                      MANAGEMENT RECOMMENDS A VOTE FOR EACH
                    OF THE NOMINEES FOR DIRECTOR NAMED BELOW

NOMINEES

     Five directors will be elected at the Annual Meeting to serve for one year expiring on the date of the annual meeting in 2001. Proxies can be voted for no more than five nominees. The following table sets forth certain information regarding the Company's directors and nominees.

NAME                           AGE           POSITION             DIRECTOR SINCE

Douglas P. Boyd, Ph.D.          58    Director and Chairman           1997
                                      of the Board

John Klock, M.D.                55    Director                        2000

Alexander R. Margulis, M.D.     78    Director                        1998

Chris Shepherd                  53    Director and Acting Chief       1997
                                      Financial Officer

Robert Taylor, Ph.D.            31    Chief Executive Officer
                                      and Director                    1999

     DOUGLAS P. BOYD, PH.D., DIRECTOR. Dr. Boyd received a Bachelor of Science degree from the University of Rochester in 1963 and Doctor of Philosophy in Physics from Rutgers University in 1969. From 1981 to present, he has been employed by Imatron Inc., a public company based in South San Francisco that manufactures and distributes electron scanners, and is currently its Chairman of the Board and Chief Technology Officer. He is also a Director of InVision Technologies, Inc., a public company that manufactures and sells an advanced scanner system for explosives detection in airport baggage.

     JOHN C. KLOCK, M.D., DIRECTOR. Dr. Klock was appointed to the Board on March 23, 2000. He is a board-certified Internist and Hematologist-Oncologist and was formerly an academic physician at the University of California, San Francisco. He has been a founder of several biotechnical companies including Glycomed, Inc., Glyko Biomedical, Ltd. and BioMarin Pharmaceutical, Inc., and since 1996 has served as President and Director of BioMarin Pharmaceutical Inc. and since 1990 has served as Chief Executive and Director of Glyko Biomedical Ltd.

     ALEXANDER R. MARGULIS, M.D., DIRECTOR. Dr. Margulis graduated from Harvard Medical School in 1950. He was Professor and Chairman of the Department of Radiology at University of California, San Francisco for twenty-six years (1963-1989) and served as the school's Associate Chancellor for four years (1989-1993). Dr. Margulis was also a founder and director of the Magnetic Resonance Science Center at UCSF (1989-1993). From 1993 to 2000, Dr. Margulis has been a Special Consultant to the Vice Chancellor for University Advancement & Planning at UCSF. He is currently a Clinical Professor of Radiology at Cornell University in New York City. He is also a member of the Institute of Medicine of the National Academy of Sciences. Dr. Margulis has written over 250 articles concerned with intestinal radiology, magnetic resonance imaging in magnetic resonance spectroscopy and radiologic and health policy issues.

     CHRIS R. SHEPHERD, DIRECTOR AND ACTING CHIEF FINANCIAL OFFICER. Mr. Shepherd received a Bachelor of Arts in Economics from the University of Regina. From 1971 to 1981, he was an employee or independent distributor for a Toronto based international engineered building manufacturing Company. His current positions in private companies include President, Arco Structures Inc., an Alberta Company; President, Seacrest Development Corp., Surrey, B.C.; President, Olympic Silver Resources Inc., a Nevada Company; Director, Vanasia International Educational Consultancy Ltd., Vancouver, B.C.

     ROBERT TAYLOR, PH.D., CHIEF EXECUTIVE OFFICER AND DIRECTOR. Dr. Taylor received both his B.S. (1990) and his Ph.D. (1996) in Physics from Imperial College of Science, Technology and Medicine, London, England. From October 1994 to August 1997, Dr. Taylor was a research associate at Imperial College. From August 1997 to August 1998, he was a free lance software developer. In August 1998, Dr. Taylor became an independent contractor with the Company. On July 1, 1999, the Board of Directors appointed him Chief Technology Officer, and was subsequently appointed Chief Executive Officer and Director on August 24, 1999.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Douglas P. Boyd, Ph.D., a director and greater-than-10% shareholder of the Company, is also Chairman of the Board of Imatron Inc., a New Jersey corporation, based in South San Francisco, California. Imatron is engaged in the business of providing imaging technology and services for its products and for the products of others. On April 14, 1999, Imatron and the Company entered into a Product Development, Distribution, and Warranty Support Agreement which provides for Imatron to be the distributor of Imatron products to certain new Imatron customers and to be its provider of on-site corrective maintenance, warranty and customer support for such systems. Approximately seventy-five percent of the Company's revenue in the fiscal year ended September 30, 1999 came from its development and distribution arrangement with Imatron. Dr. Boyd is not a party to the agreement nor was he involved in the negotiations between the Company and Imatron.

     The Company paid a finder's fee of $33,000 to Inyoung Boyd, wife of Dr. Boyd, for services rendered in connection with the Company's private placement offering which commenced on January 25, 2000.

BOARD COMMITTEES AND MEETINGS

     During 1999 the Board of Directors held three meetings. On March 23, 2000, the Board of Directors formed a standing Audit Committee, consisting of Dr. Margulis and Mr. Shepherd, whose function is to recommend the engagement of the
Company's   independent   accountants,   approve  services
performed by such accountants, and review and evaluate the Company's accounting system and system of internal controls.

     On March 23, 2000, the Board of Directors formed a standing Compensation Committee, consisting of Drs. Klock and Boyd, which makes recommendations to the Board of Directors concerning salaries and incentive compensation paid to officers; administers the Company's Stock Option Plan, including the grant of options, and performs such other functions regarding compensation as the Board may delegate.

COMPENSATION OF DIRECTORS

     EMPLOYEE DIRECTOR COMPENSATION. Directors who are also employees of the Company receive no fees for services provided in that capacity, but are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and its committees. See "EXECUTIVE COMPENSATION."

     NON-EMPLOYEE DIRECTOR COMPENSATION. Directors who are not employees of the Company are also reimbursed for out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and its committees. In connection with their services to the Company, non-employee directors are also entitled to receive non-qualified options pursuant to Company's Stock Option Plan.

     Initial options granted to non-employee directors have terms of ten years and typically the shares underlying the option vest over four years at the rate of 25% annually from the anniversary date. The exercise price of each option granted typically equals at least 85% of the fair market value of the Common Stock on the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following tables, based in part upon information supplied by officers, directors and principal shareholders, set forth certain information regarding the ownership of the Company's voting securities as of May 10, 2000 by (i) all those known by the Company to be beneficial owners of more than five percent of any class of the Company's voting securities; (ii) each director; (iii) each named executive officer; and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws where applicable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                   AMOUNT AND NATURE
                   NAME AND ADDRESS OF                OF BENEFICIAL     PERCENT
TITLE OF CLASS      BENEFICIAL OWNER                  OWNERSHIP(a)     OF CLASS
--------------     ------------------              -----------------   --------

Common Stock       Douglas P. Boyd                     1,698,232(b)      15.2%
                   c/o Imatron Inc.
                   389 Oyster Point Blvd.,
                   So. San Francisco, CA  94080

Common Stock       Geraldine Celestre                  1,135,732         10.3%
                   254 Loyola Drive
                   Millbrae, CA  94030

Common Stock       John C. Klock, M.D.                   838,022(c)       7.3%
                   371 Bel Marin Keys Blvd.,
                   Suite 210
                   Novato, CA  94949

Common Stock       Chung Lew                             644,000          5.9%
                   c/o US Trust
                   114 West 47th Street
                   New York, NY  10036

Common Stock       Chris Shepherd                        548,916(d)       5.0%
                   2317 150B Street
                   White Rock, BC  V4A 8B1

----------

(a) As of May 10, 2000, 10,981,534 shares of common stock were issued and outstanding. Unless otherwise noted, the security ownership disclosed in the table is of record and beneficial. The term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contact, arrangement, understanding, relationship, or otherwise.

(b) Includes 1,485,732 shares owned directly and 187,500 vested stock options as of May 10, 2000 or within sixty days thereafter. Also includes 25,000 shares owned by Dr. Boyd's wife to which Dr. Boyd disclaims any beneficial interest.

(c) Includes 416,667 shares owned directly, 416,667 warrants, and 4,688 vested stock options as of May 10, 2000 or within 60 days thereafter.

(d) Includes 366,666 shares owned directly and 81,250 vested stock options as of February 8, 2000 or within 60 days thereafter. Also includes 101,000 shares owned by Mr. Shepherd's wife to which Mr. Shepherd disclaims any beneficial interest.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The table below presents the security ownership of the Company's Directors and Named Executive Officers.

                                                   AMOUNT AND NATURE
                   NAME AND ADDRESS OF                OF BENEFICIAL     PERCENT
TITLE OF CLASS      BENEFICIAL OWNER                  OWNERSHIP(a)     OF CLASS
--------------     ------------------              -----------------   --------

Common Stock       Douglas P. Boyd, Ph.D.             1,698,232(b)       15.2%

Common Stock       John C. Klock, M.D.                  838,022(c)        7.3%

Common Stock       Chris Shepherd                       548,916(d)        5.0%

Common Stock       Robert Taylor, Ph.D.                 142,825(e)        1.3%

Common Stock       Alexander R. Margulis, M.D.           71,250(f)        0.6%

Common Stock       All directors and executive        3,299,245          27.8%
                   officers as a group (5 persons)

----------

(a) As of May 10, 2000, 10,981,534 shares of common stock were issued and outstanding. Unless otherwise noted, the security ownership disclosed in this table is of record and beneficial. The term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934 as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition) with respect to the security through any contact, arrangement, understanding, relationship, or otherwise.

(b) Includes 1,485,732 shares owned directly and 187,500 vested stock options as of May 10, 2000 or within 60 days thereafter. Also includes 25,000 shares owned by Dr. Boyd's wife to which Dr. Boyd disclaims any beneficial interest.

(c) Includes 416,667 shares owned directly, 416,667 warrants, and 4,688 vested stock options as of May 10, 2000 or within 60 days thereafter.

(d) Includes 366,666 shares owned directly and 81,250 vested stock options as of May 10, 2000 or within 60 days thereafter. Also includes 101,000 shares owned by Mr. Shepherd's wife to which Mr. Shepherd disclaims any beneficial interest.

(e) Consists of vested stock options as of May 10, 2000 or within 60 days thereafter.

(f) Includes 56,250 vested stock options, as of May 10, 2000 or within 60 days thereafter, and 15,000 shares owned by Dr. Margulis' wife to which Dr. Margulis disclaims any beneficial interest.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE.

     The following Summary Compensation Table shows certain compensation information for the Chief Executive Officer and the Company's most highly paid executive officers (collectively referred to as the "Named Executive Officers"). Compensation data for other executive officers is not presented in the graphs because aggregate compensation for such executive officers does not exceed $100,000 for services rendered in all capacities during the fiscal year. This information includes the dollar value of base salaries, bonus awards, the number of SARs/options granted, and certain other compensation, if any, whether paid or deferred.

                                                                                 LONG-TERM
                                               ANNUAL COMPENSATION        COMPENSATION AWARDS
                                               -------------------      -----------------------
                                                                                        NUMBER
                                                                        RESTRICTED     OF SHARES
NAME AND PRINCIPAL POSITION                                                STOCK      UNDERLYING       ALL OTHER
---------------------------          YEAR      SALARY        BONUS        AWARDS        OPTIONS      COMPENSATION
                                     ----      ------        -----        ------        -------      ------------
Allen B. Poirson, former President   1999     $93,333         -0-          -0-           50,000        $1,000(c)
and Chief Executive Officer(a)       1998     $70,000         -0-          -0-                             -0-
Robert Taylor, Chief Executive       1999     $52,000         -0-          -0-          485,500            -0-
Officer(b)

----------

(a) Dr. Poirson was appointed President and Chief Executive Officer on June 15, 1998 and resigned effective August 23, 1999.

(b) Dr. Taylor was appointed Chief Executive Officer effective August 24, 1999. He was the Company's Chief Technology Officer from July 1, 1999 to August 23, 1999. Prior to that time, he was an independent contractor with the Company.

(c)  Represents the Company's matching contributions to its 401(k) plan.

     STOCK OPTION PLAN

     In 1998, the Company started a stock option plan that authorized the issuance of options for up to 1,600,000 shares of the Company's common stock. On July 1, 1999, the Board amended and re-approved the Plan. On December 22, 1999, the Board authorized another 500,000 shares available for issuance under the Plan. The Board has submitted the Stock Option Plan for shareholder approval at the Annual Meeting. See PROPOSAL TWO

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the options granted during the last fiscal year to each of the Named Executive Officers of the Company:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
================================================================================
                                           INDIVIDUAL GRANTS
--------------------------------------------------------------------------------
                   NUMBER OF         % OF TOTAL
                   SECURITIES       OPTIONS/SARS
                   UNDERLYING        GRANTED TO        EXERCISE OR
                  OPTIONS/SARS   EMPLOYEES IN FISCAL    BASE PRICE    EXPIRATION
     NAME         GRANTED (#)         YEAR (A)            ($/SH)         DATE
     ----         -----------         --------            ------         ----
Allen Poirson        50,000               6.7%             $0.47      08/23/2009

Robert Taylor         8,600               1.1%             $0.50      11/06/2008
                      3,000               0.4%             $0.50      11/26/2008
                      8,500               1.1%             $0.50      01/08/2009
                      6,000               0.8%             $0.50      04/06/2009
                      6,400               0.9%             $0.50      04/20/2009
                      3,000               0.4%             $0.50      05/28/2009
                    300,000              40.4%             $0.50      07/01/2009
                    150,000              20.2%             $0.56      08/24/2009

(a)  Based on 742,080 options granted to all employees and contractors.


OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides information with respect to option exercises in fiscal 1999, by the Named Executive Officers and the value of such officers' unexercised options at September 30, 1999

       AGGREGATED OPTIONS EXERCISED AND OPTION VALUES IN FISCAL YEAR 1999
==================================================================================================================
                                                           NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                                                             OPTIONS AT FY-END                   FY-END ($)
                                                          --------------------------------------------------------
                       SHARES
                     ACQUIRED ON      VALUE
      NAME           EXERCISE (#)   REALIZED ($)          EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE
      ----           ------------   ------------          -------------------------     -------------------------

Allen Poirson            -0-           -0-                       175,000/0                        -0-

Robert Taylor            -0-           -0-                    49,075/440,625                      -0-

COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of the Company's Chief Executive Officer and other executive officers. The Committee, made up of non-employee Directors, is responsible for establishing and administering the Company's executive compensation program. None of the members of the Committee are eligible to receive awards under the Company's incentive compensation programs.

     The Company's executive compensation program is designed to motivate, reward, and retain the management talent needed to achieve its business objectives and maintain its competitiveness in the medical imaging industry. It does this by utilizing competitive base salaries that recognize a philosophy of career continuity and by rewarding exceptional performance and accomplishments that contribute to the Company's success.

                     KEY ELEMENTS OF EXECUTIVE COMPENSATION

     The Company's  executive  compensation  program consists of three elements:
Base Salary, Bonus, and Equity Based Compensation.

BASE SALARY

     A competitive base salary is crucial to support the philosophy of management development and career orientation of executives. Salaries are targeted to pay levels of the Company's competitors and companies having similar capitalization and revenues, among other attributes. Executive salaries are reviewed annually.

BONUS

     Bonus awards are made in cash and in stock to recognize contributions to the Company's business during the past year. The bonus an executive receives is dependent on individual performance and level of responsibility. Assessment of an individual's relative performance is made annually based on a number of factors which include initiative, business judgment, technical expertise, and management skills. Quarterly and annual revenue targets with associated bonuses are an effective way to motivate executives to develop the Company's revenues consistently, while annual profit bonuses incentivize executives to maintain the Company in a profitable state.

EQUITY BASED COMPENSATION

     Long-term incentive awards are designed to develop and maintain strong management through share ownership. During fiscal year 1999, the Board of Directors awarded 50,000 and 485,500 options to Allen Poirson and Robert Taylor, respectively, as set forth on the above chart.

     STOCK OPTION PLAN. In 1998, the Directors adopted the stock option plan, which was amended and re-adopted in July 1999. At the discretion of the Board, eligible officers, employees and other non-employee consultants periodically receive options to purchase shares of the Company's Common Stock pursuant to the Plan. The value of the options depends entirely on appreciation of AccuImage stock. Grant of options depends upon quarterly and annual Company performance, as determined by review of qualitative and quantitative factors. The Board is presenting the Stock Option Plan to the Shareholders for approval. See PROPOSAL TWO.

                    1999 CHIEF EXECUTIVE OFFICER COMPENSATION

     Effective August 23, 1999, Dr. Poirson resigned as a director and as President and Chief Executive Officer of the Company. The Company and Dr. Poirson entered into a Separation Agreement and General Release, whereby the Company agreed to pay Dr. Poirson a separation payment of $23,333.33 and awarded him 50,000 fully vested options in recognition of his services to the Company.

     Effective August 24, 1999, the Board appointed Robert Taylor, its Chief Technology Officer, as the Chief Executive Officer and a director. Pursuant to his Employment Agreement, Dr. Taylor was entitled to a base salary equivalent to $126,500, and he was granted an option to purchase 150,000 shares of the Company's Common Stock. Additionally, he is entitled to several incentive bonuses based on the Company's quarterly and annual gross revenues and net profit. Pursuant to the agreement, in the event of Dr. Taylor's termination by the Company without cause, Dr. Taylor is entitled to receive two months of compensation at the annual salary rate then in effect. In February 2000, the Board raised Dr. Taylor's salary to $151,800 per year and granted him an additional 50,000 options to purchase Common Stock.

     The Committee believes that the base salary and other terms and conditions of Dr. Taylor's employment are consistent with the foregoing philosophy and objectives and reflect the scope and level of his responsibilities.

MEMBERS OF THE COMPENSATION COMMITTEE

John C. Klock, M.D.
Douglas P. Boyd, Ph.D.



     FILINGS BY DIRECTORS, EXECUTIVE OFFICERS AND TEN PERCENT HOLDERS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that five reports were not timely filed. Mr. Shepherd, Mrs. Celestre, and Drs. Taylor, Boyd and Margulis were late filing their Form 3 initial ownership reports.

                                  PROPOSAL TWO
                    TO APPROVE THE EMPLOYEE STOCK OPTION PLAN

     The following is a summary of the material features of the Company's Stock Option Plan, as amended, including amendments for which shareholder approval is being requested.

PROPOSAL

     In January 1998, the Company started a stock option plan to enable the Company to award stock options to select employees, directors and non-employee consultants as an incentive to continue to render services and to encourage them to remain with the Company. The Board initially authorized the issuance of options for up to 1,600,000 shares of the Company's Common Stock. On July 1, 1999, the Board amended and re-adopted the Company's Stock Option Plan (the "Plan"). On December 22, 1999, the Board increased the number of shares available for issuance to 2,100,000. At the Annual Meeting, the shareholders are being requested to consider and approve this Plan. The affirmative vote of the holders of a majority of the shares represented and voting at the meeting is required for approval. The Plan is attached to this Proxy Statement as Exhibit 1.

PURPOSES OF THE STOCK OPTION PLAN

     The purposes of the Plan are to induce persons of outstanding ability and potential to join and remain with the Company; to provide an incentive for such employees, as well as for non-employee consultants, to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company; and to attract and retain key personnel through the grant of options to purchase shares of the Company's Common Stock.

ADMINISTRATION

     The Plan is currently administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). As used herein with respect to the Plan, the "Board" refers to the Compensation Committee as well as the Board itself.

     The Board has the full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant options; to determine the exercise price and term of each option; the persons to whom, and the time or times at which, options shall be granted; the number of shares of Common Stock to be covered by each option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

ELIGIBILITY

     Options may be granted to any regular full-time employee, director, or non-employee consultant of either the Company or any affiliate of the Company.

STOCK SUBJECT TO THE OPTION PLAN

     Subject to adjustments, the maximum number of shares of Common Stock that may be optioned or sold under the Plan is Two Million One Hundred Thousand (2,100,000). Such shares may be authorized but unissued shares of stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of stock as to which an option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under the Plan in the discretion of the Board.

TERMS OF STOCK OPTIONS

     The following is a description of the terms and conditions of stock options permitted by the Plan. Options granted pursuant to the Plan are authorized by the Board and evidenced by a stock option agreement. Such terms and conditions evidenced by the agreement may change from time to time, and the terms and conditions of separate options need not be identical.

TYPE OF OPTIONS

     The Plan sets forth two categories of options: Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NSOs"). Any options granted after
Board adopted the Plan but within twelve months of shareholder approval may qualify as incentive stock options, provided that all statutory and Plan requirements are met. Any options granted prior to Board adoption pursuant to the stock option plan adopted in January 1998 or that do not qualify as incentive stock options shall be deemed nonqualified stock options, provided that they meet the requirements of the Plan.

     ISOs, which meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, may be granted to employees of the Company. The purchase price shall not be less than the fair market value of the Common Stock at the date of grant, except that the purchase price shall be 110% of the fair market value in the case of any person who owns stock possessing more than 10% of the total voting power of all classes of stock. The term of an incentive stock option granted under the Plan will not exceed ten years; provided that the term of any incentive stock option granted to a 10% stockholder will not exceed five years.

     NSOs may be granted to any employee or non-employee consultant to the Company. The purchase price is determined by the Board, but cannot be less than 85% of the fair market value of the shares at the time except that when the grantee owns more than 10% of the voting power of all classes of stock at the time of grant, the price is be 110% of the fair market value of the shares at the time of the grant. No NSO can be exercisable more than ten (10) years from the date of grant.

CONSIDERATION

     The exercise  price of options  granted  under the Plan must be paid either
(i) in cash or by check, bank draft or money order at the time of the option is exercised, (ii) by delivery of shares of Common Stock valued at fair market value owned by optionee or with shares of Common Stock (valued at fair market value) withheld from the shares otherwise delivered to optionee upon exercising the option, (iii) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the option agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code, (iv) by delivery of a promissory note with such terms as the Committee requires, or by retention by the Company of some of the stock as to which the option is then being exercised, in which case the optionee's notice of exercise shall include a statement (1) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (2) confirming the aggregate number of shares as to which this option is being thus exercised and therefore surrendered, or (v) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

OPTION EXERCISE

     Options granted under the Plan may be immediately exercisable or allotted in periodic installments as determined by the Board of at least 25% per year over four years. If the total number of shares subject to an option is allotted in periodic installments, then during each installment period, the option may become exercisable with respect to some or all of the shares allotted to that period and may be exercised with respect to some or all of the shares allotted to that period and any prior period for which the option was not fully exercised. No option may be exercised after the expiration of ten years from the date of grant.

CHANGE OF CONTROL

     In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of an acquisition or merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the exercise dates of all options granted pursuant to the Plan automatically accelerate and all options granted pursuant to this Plan become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted hereunder.

TERMINATION OF OPTION

     Options held by employees, directors and non-employee consultants generally terminate three months after termination of employment or service with the Company or affiliate, unless: (a) if employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the option agreement, the option shall immediately terminate; or (b) if termination is due to the employee's permanent and total disability within the meaning of
Section 22(e)(3) of the Code, the option may be exercised at any time within one year following termination; or (c) the option agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment or service. If the option may be exercised later than three months following termination, any portion exercised beyond three months will be a non-qualified stock option.

NONTRANSFERABILITY

     An option may not be transferred by the holder other than by will or by the laws of descent and distribution. Options granted to an optionee under the Plan shall be exercisable only by such optionee.

FEDERAL INCOME TAX CONSEQUENCES RELATING TO STOCK AWARDS GRANTED UNDER THE PLAN

     INCENTIVE STOCK OPTIONS. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under Section 422 of the Code. Incentive stock options generally have the following tax consequences:

     There are generally no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. In this event, the Company will not be allowed a business expense deduction with respect to the disposition of shares. However, if the optionee disposes of the stock before the expiration of either of the above-stated holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (i) the excess of the fair market value on the date of exercise over the exercise price, or (ii) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss which will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will be entitled (subject to the requirement of reasonableness and perhaps, in the future, the satisfaction of a withholding obligation) to a corresponding business expense deduction in the tax year in which the disposition occurs.

     NON-QUALIFIED STOCK OPTIONS. Non-qualified Stock Options under the Plan generally have the following federal income tax consequences:

     There generally are not tax consequences to the optionee or the Company by reason of the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of any withholding obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

                 MANAGEMENT RECOMMENDS A VOTE "FOR" PROPOSAL TWO


                                 OTHER BUSINESS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                  By Order of the Board of Directors,


                                  Robert Taylor
                                  CHIEF EXECUTIVE OFFICER

June 1, 2000

                                    EXHIBIT 1


                           ACCUIMAGE DIAGNOSTICS CORP.

                                STOCK OPTION PLAN

     1. PURPOSE AND SCOPE. The purposes of this Plan are to induce persons of outstanding ability and potential to join and remain with AccuImage Diagnostics Corp. (the "Company"), to provide an incentive for such employees as well as for non-employee consultants to expand and improve the profits and prosperity of the Company by enabling such persons to acquire proprietary interests in the Company, and to attract and retain key personnel through the grant of Options to purchase shares of the Company's common stock. As used herein, the term "Option" includes both Incentive Stock Options and Non-Qualified Stock Options

     2. DEFINITIONS. Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan unless the context otherwise requires, and for the purposes of such definitions, the singular shall include the plural and the plural shall include the singular:

          (a) "Affiliate" shall mean any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f) respectively of the Internal Revenue Code of 1986, as amended.

          (b)  "Board" shall mean the Board of Directors of the Company.

          (c)  "Committee" shall have the meaning set forth in Section 3 hereof.

          (d) "Company" shall mean AccuImage Diagnostics Corp., a Nevada corporation.

          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (f) "Fair Market Value" for a share of Stock means the price that the Board or the Committee acting in good faith determines, through any reasonable valuation method (including but not limited to reference to prices existing in any established market in which the Stock is traded), to be the price at which a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

          (g) "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

          (h) "Exercise Price" shall mean the purchase price for Stock under an Option, as determined in Sections 7 - "Incentive Stock Options" - and 8 - "Non-Incentive Stock Options" - below.

          (i) "Participant" shall mean an employee or non-employee consultant to the Company to whom an Option is granted under the Plan.

          (j)  "Plan" shall mean this AccuImage Stock Option Plan.

          (k) "Stock" shall mean the $0.001 par value common stock of the Company.

          (l)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

     3.   ADMINISTRATION.

          (a) The Plan shall be administered (i) with respect to individuals who receive options under the Plan and who are or become subject to the reporting requirements and short-swing liability provisions of Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act") ("Reporting Persons") by a committee consisting of at least two members of the Board of Directors of the Company (the "Board"), each of whom is a non-employee director (as such term is defined under Rule 16b-3 of the 1934 Act) (the "Reporting Persons Committee") and (ii) with respect to all individuals who receive Options under the Plan and who are not Reporting Persons, by a committee which consists of at least two members of the Board (the "Stock Option Committee"). For purposes of this Plan, references to the "Committee" shall mean the Reporting Persons Committee, the Stock Option Committee, or both, as the context may require.

          (b) The Committee shall have full authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to grant Options, to determine the Exercise Price and term of each Option, the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be covered by each Option; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with the grant of Options under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board may delegate to one or more of their members, or to one or more agents, such administrative duties as it may deem advisable, and the Board or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Board or such person may have under the Plan. The Board may employ attorneys, consultants, accountants, or other persons, and the Board shall be entitled to rely upon the advice, opinions, or valuations of such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Participants, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan; and all members of the Board shall be fully protected by the Company in respect of any such action, determination, or interpretation.

     4. SHARES SUBJECT TO THE PLAN. Subject to adjustment under the provisions of Section 13 - "Effect of Change in Stock Subject to Plan" - of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is Two Million One Hundred Thousand (2,100,000). Such shares may be authorized but unissued shares of Stock of the Company, or issued shares of Stock reacquired by the Company, or shares purchased in the open market expressly for use under the Plan. If for any reason any shares of Stock as to which an Option has been granted cease to be subject to purchase thereunder, then (unless the Plan shall have been terminated) such shares shall become available for subsequent awards under this Plan in the discretion of the Board. The Company shall, at all times while the Plan is in force, reserve such number of common shares as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan.

     5.   ELIGIBILITY; FACTORS TO BE CONSIDERED IN GRANTING OPTIONS.

          (a) Options may be granted to: (i) any regular full-time employee (including officers and directors) of either the Company or any affiliate of the Company; and (ii) any non-employee consultant of the Company.

          (b) In determining to whom options shall be granted and the number of shares of Stock to be covered by each Option, the Board shall take into account the nature the participants' duties, their present and potential contributions to the success of the Company, and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. The Board shall also determine the time(s) of grant, the type and term of Option granted, and the time(s) of exercise, in whole or part. A Participant who has been granted an Option under the Plan may be granted new Options, which may be in addition to prior Options granted under the Plan or may be in exchange for the surrender and cancellation of prior Options having a higher or lower Exercise Price and containing such other terms as the Board may deem appropriate.

     6.   TERMS AND CONDITIONS OF OPTIONS.

          (a) GENERAL. Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements ("Option Agreements") in such form as the Board from time to time shall approve. Such Option Agreements shall comply with and be subject to the following general terms and conditions, and shall also comply with and be subject to the provisions of Section 7 relating to Incentive Stock Options or Section 8 relating to Non-Qualified Stock Options, as applicable, as well as such other terms and conditions as set forth in this Plan and as the Board may deem desirable, not inconsistent with the Plan.

          (b) EMPLOYMENT AGREEMENT. The Committee may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and/or to render services to, the Company for a period of time (specified in the Option Agreement) following the date the Option is granted. No such Option Agreement shall impose upon the Company any obligation to employ and/or retain the Participant for any period of time.

          (c) MANNER OF EXERCISE. A Participant may exercise an Option by giving written notice of such exercise to the Company at its principal office, attention to the Chief Executive Officer, and paying the Exercise Price either
(i) in cash in full at the time of exercise,  or (ii) in the  discretion  of the
Board:

               (A) by delivery of other previously outstanding common stock of the Company,

               (B) by an approved deferred payment schedule or other arrangement, which arrangement shall be contained in writing in the Option Agreement, in which event an interest rate will be stated which is not less than the rate then specified which will prevent any imputation of higher interest under Section 483 of the Code,

               (C) by retention by the Company of some of the Stock as to which the Option is then being exercised, in which case the Optionee's notice of exercise shall include a statement (i) directing the Company to retain so many shares that would otherwise have been delivered by the Company upon exercise of this Option as equals the number of shares that would have been surrendered to the Company if the purchase price had been paid with previously outstanding stock of the Company, and (ii) confirming the aggregate number of shares as to which this Option is being thus exercised and therefore surrendered, or

               (D) in any other form of legal consideration acceptable to the Committee at the time of grant or exercise.

          (d) TIME OF EXERCISE. Promptly after the exercise of an Option and the payment of the Exercise Price, either in full or pursuant to the approved payment schedule, the Participant shall be entitled to the issuance of a stock certificate evidencing ownership of the appropriate number of shares of Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him/her, and no adjustment will be made for dividends or other rights for which the record date has occurred prior to the date such stock certificate is issued.

          (e) NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

          (f) OPTION PERIOD AND LIMITATIONS ON EXERCISE. The Board may, in its discretion, provide that an Option may not be exercised in whole or part for any period(s) of time specified in the Option Agreement, except that the right to exercise must be at the rate of at least 25% per year over four years from the date the Option is granted, subject to the further conditions of the Plan and the Option Agreement such as continued employment. However, in the case of an Option granted to officers, directors, or non-employee consultants of the Company or any of its affiliates, the Option may become fully exercisable, subject to the further conditions of the Plan and the Option Agreement, at any time or during any period established by the Company or its affiliates. The exercise period shall be stated in the Option Agreement. No Option may be exercised after the expiration of ten years from the Grant Date. No Option may be exercised as to less than one hundred (100) shares at any one time, or the remaining shares covered by the Option if less than one hundred (100).

     7. INCENTIVE STOCK OPTIONS. The Board may grant Incentive Stock Options ("ISOs") which meet the requirements of Section 422 of the Code, as amended from time to time.

          (a) ISOs may be granted only to employees of the Company or its affiliates.

          (b) Each ISO granted under the Plan must be granted within 10 years from the date the Plan is adopted or is approved by the shareholders of the Company, whichever is earlier.

          (c) The purchase price shall not be less than the Fair Market Value of the common shares at the time of grant, except that the purchase price shall be 110% of the Fair Market Value in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant.

          (d) No ISO granted under the Plan shall be exercisable more than 10 years from the date of grant, except that in the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, no ISO shall be exercisable more than five years from the date of grant.

          (e) To the extent that the aggregate Fair Market Value of stock (determined at the time of grant) with respect to which ISOs are exercisable for the first time by any individual during any calendar year under all plans of the Company and its subsidiaries exceeds $100,000, such options shall be treated as Non-Qualified stock options, but only to the extent of such excess. Should it be determined that an entire option or any portion thereof does not qualify for treatment as an ISO by reason of exceeding such maximum, or for any other reason, such option or portion shall be considered a Non-Qualified stock option.

     8. NON-QUALIFIED STOCK OPTIONS. The Board may grant Non-Qualified Stock Options ("NSOs") under the Plan in addition to or in lieu of Incentive Stock Options. NSOs are not intended to meet the requirements of Section 422 of the Code, and shall be subject to the following terms and conditions:

          (a)  NSOs may be granted to any eligible Participant.

          (b) The purchase price of the shares shall be determined by the Board in its absolute discretion, but in no event shall such purchase price be less than 85% of the Fair Market Value of the shares at the time of grant. In the case of any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its affiliates at the time of grant, the price shall be 110% of the Fair Market Value.

          (c) NSOs shall not be exercisable more than ten years from the date of grant.

     9. TRANSFERABILITY. Options granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's life shall be exercisable only by such Participant. Options granted under this Plan shall not be subject to execution, attachment or other process.

     10. TERMINATION OF EMPLOYMENT. Options held by employees, directors and non-employee consultants shall terminate three months after termination of employment or service with the Company or affiliate, unless:

          (a) If employment is terminated for cause, as such term is defined by California law, the employer's contract of employment or the Option Agreement, the Option shall immediately terminate.

          (b) If termination is due to the employee's permanent and total disability within the meaning of Section 22(e)(3) of the Code, the Option may be exercised at any time within one year following termination.

          (c) The Option Agreement by its terms specifies whether it shall terminate later than three (3) months after termination of employment. If the Option may be exercised later than three months following termination, any portion exercised beyond three months shall be a non-qualified stock option. This paragraph shall not be construed to extend the term of any Option nor to permit anyone to exercise the Option after expiration of its term.

          (d) Options granted under this Plan shall not be affected by any change of duties or position of the Participant so long as Participant continues to be a regular, full-time employee of the Company. Any Option, or any rules and regulations relating to the Plan, may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates. Nothing in the Plan or in any Option granted pursuant to the Plan shall confer upon any Participant any right to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employment at its will at any time.

     11. RIGHTS IN THE EVENT OF DEATH. If an employee dies during the term of this Option, his/her legal representative or representatives, or the person or persons entitled to do so under the employee's last will and testament or under applicable intestate laws, shall have the right to exercise this Option, but only for the number of shares as to which the employee was entitled to exercise this Option on the date of his death, and such right shall expire and this Option shall terminate six (6) months after the date of Grantee's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this option shall terminate upon such death.


     12. LEAVES OF ABSENCE. For purposes of the Plan, an employee on approved leave of absence from the Company shall be considered as currently employed for 90 days following beginning the leave or for so long as his/her right to reemployment is guaranteed by statute or contract, whichever is longer.

     13.  EFFECT OF  CHANGE  IN STOCK  SUBJECT  TO PLAN.

          (a) In the event that outstanding common shares are hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, stock dividends and the like, the Board shall make adjustments as it deems appropriate in the aggregate number of shares advisable under the Plan and the number and price subject to outstanding option. Any adjustment shall apply proportionately and only to the unexercised portion of options granted.

          (b) In the event the Company dissolves or liquidates or another entity succeeds to its assets, or in the event of an acquisition or merger or consolidation in which the Company is not the surviving entity, or in the event of a reverse merger in which the Company survives but its common stock immediately preceding the merger is converted into other property by virtue of the merger, then the exercise dates of all options granted pursuant to this Plan shall automatically accelerate and all options granted pursuant to this Plan shall become exercisable in full, notwithstanding any other provision of this Plan or of any outstanding options granted hereunder. Notwithstanding the foregoing, in no event shall any Option be exercisable after the date of termination of the exercise period of such Option specified in Sections 7(d) and 8(c) of this Plan.

     14.  AGREEMENT AND REPRESENTATION OF EMPLOYEES.

          (a) ACQUIRING STOCK FOR INVESTMENT PURPOSES. As a condition to the exercise of any Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares if, in the opinion of Company's counsel, such representation is required or desirable under the Securities Act of 1933 or any other applicable law, regulation, or rule of any governmental agency.

          (b) WITHHOLDING. With respect to the exercise of any Option granted under this Plan, each Participant shall fully and completely consent to whatever the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Board in its discretion deems applicable to such exercise.

          (c) DELIVERY. The Company is not obligated to deliver any common shares until there has been qualification under or compliance with all state or federal laws, rules and regulations deemed appropriate by the Company. The Company will use all reasonable efforts to obtain such qualification and compliance.

     15. AMENDMENT AND TERMINATION OF PLAN. The Board, by resolution, may terminate, amend, or revise the Plan with respect to any shares as to which Options have not been granted; provided however, that any amendment that would:
(i) increase the aggregate number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to Participants, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to shareholder approval within 12 months before or after adoption. It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide employees with the maximum benefits available under and/or to satisfy the requirements of or amendments to Section 422 of the Code.

          (a) No termination, modification or amendment of the Plan may however, alter or impair the rights conferred by an Option previously granted without the consent of the individual to whom the Option was previously granted.

          (b) Unless sooner terminated, the Plan shall remain in effect for a period of ten years from the date of the Plan's adoption by the Board. Termination or amendment of the Plan shall not affect any Option previously granted.

     16. USE OF PROCEEDS. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     17. EFFECTIVE DATE OF PLAN. The Effective Date of this Plan is July 1, 1999, the effective date it was adopted by the Board, provided the shareholders of the Company approve this Plan within twelve (12) months after such effective date. Any Options granted after Board adoption but within twelve months of shareholder approval may qualify as incentive stock options, provided that all statutory and Plan requirements are met. Any Options granted prior to Board adoption pursuant to the stock option plan adopted in January 1998 or that do not qualify as incentive stock options shall be deemed nonqualified stock options, provided that they meet the requirements of this Plan. Upon Optionee approval, all Options granted under the prior plan shall be governed by the terms of this Plan.

     18. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have and subject to limitations of applicable law, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, the Board or Committee member or members shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such Committee member or members undertake to defend the same on their own behalf.

     19. INFORMATION REQUIREMENTS. The Company shall provide each participant with annual financialstatements.

     20. GOVERNING LAW. The Plan shall be governed by, and all questions arising hereunder, shall be determined in accordance with the laws of State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

PROXY

                          ACCUIMAGE DIAGNOSTICS CORP.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2000

     Douglas P. Boyd and Robert Taylor, or either of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned with all powers which the undersigned would possess if personally present, to vote the securities of the undersigned at the annual meeting of shareholders of ACCUIMAGE DIAGNOSTICS CORP. to be held at 400 Oyster Point Blvd., Suite 114, South San Francisco, California 94080 at 10:00 a.m. local time on Thursday, June 29, 2000, and at any postponements or adjournments of that meeting as set forth below, and in their discretion upon any other business that may properly come before the meeting.

1. To elect directors to hold office until the 2001 Annual Meeting of shareholders or until their successors are elected.

[_]  FOR all nominees listed below     [_] WITHHOLD AUTHORITY
     (except as marked below)              to vote for all nominees listed below

                Douglas P. Boyd, John C. Klock, Chris Shepherd,
                      Robert Taylor, Alexander R. Margulis

     TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE THAT NOMINEE'S NAME FROM THE LIST ABOVE

--------------------------------------------------------------------------------
2.   To approve the AccuImage Stock Option Plan.

     [_] FOR                      [_] AGAINST                  [_] ABSTAIN

                       THE BOARD OF DIRECTORS RECOMMENDS
                 AN AFFIRMATIVE VOTE FOR PROPOSALS ONE AND TWO
      TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

                                           The undersigned  hereby  acknowledges
                                           receipt   of  (a)  Notice  of  Annual
                                           Meeting  of  Shareholders  to be held
                                           June 29, 2000,  (b) the  accompanying
                                           Proxy  Statement,  and (c) the annual
                                           report  of the  Company  for the year
                                           ended   September  30,  1999.  If  no
                                           specification  is  made,  this  proxy
                                           will be voted FOR  proposals  one and
                                           two.

                                           Please  sign   exactly  as  signature
                                           appears   on   this    proxy    card.
                                           Executors,  administrators,  traders,
                                           guardians,  attorneys-in-fact,   etc.
                                           should  give  their full  titles.  If
                                           signer is a corporation,  please give
                                           full  corporate  name and have a duly
                                           authorized   officer  sign,   stating
                                           title. If a partnership,  please sign
                                           in  partnership  name  by  authorized
                                           person. If stock is registered in two
                                           names, both should sign.

                                           Dated:


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature